UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2005

Outlook Group Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-18815	39-1278569
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1180 American Drive, Neenah, Wisconsin		54956
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(920) 722-2333

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a), (c), (d) Not applicable.

(b) On May 23, 2005, Jane M. Boulware informed Outlook Group Corp. that she does not intend to stand for re-election to the OGC board of directors at the 2005 annual meeting of shareholders. Ms. Boulware’s related communications stated that her decision to not stand for re-election results from an increase in other business commitments and did not relate to any disagreement on matters relating to OGC’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Group Corp.

May 24, 2005	By:	Paul M. Drewek

Name: Paul M. Drewek
Title: Chief Financial Officer